VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                         ITEM 77(O) 10F-3 TRANSACTIONS
                        MAY 1, 2008 -- OCTOBER 31, 2008


                                                               Amount of      % of
                                      Offering      Total       Shares      Offering   % of Funds
   Security     Purchase/    Size of  Price of    Amount of    Purchased    Purchased     Total                   Purchased
   Purchased    Trade Date  Offering   Shares      Offering     by Fund      by Fund     Assets      Brokers         From
--------------  ----------  --------  --------    ---------    ----------   ---------  ----------  ------------  -------------
  Puerto Rico   06/19/08      -       $97.29    $697,345,000   $1,000,000     0.14%       0.78%    JP Morgan,     JP Morgan
Electric Power                                                                                     Morgan         Securities
   Authority                                                                                       Stanley,
                                                                                                   Wachovia
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   LLC, Banc
                                                                                                   of America
                                                                                                   Securities
                                                                                                   LLC, BBVAPR
                                                                                                   MSD,
                                                                                                   Goldman,
                                                                                                   Sachs &
                                                                                                   Co., Citi,
                                                                                                   DEPFA First
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC,
                                                                                                   Eurobank
                                                                                                   MSD, Lehman
                                                                                                   Brothers,
                                                                                                   Loop
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Merrill
                                                                                                   Lynch &
                                                                                                   Co.,
                                                                                                   Oppenheimer
                                                                                                   & Co. Inc.,
                                                                                                   Popular
                                                                                                   Securities,
                                                                                                   RBC Capital
                                                                                                   Markets,
                                                                                                   Samuel A.
                                                                                                   Ramirez &
                                                                                                   Co.,
                                                                                                   Santander
                                                                                                   Securities,
                                                                                                   Scotia
                                                                                                   Capital